Exhibit 99.1
Enhancing Operational Efficiencies Across Healthcare Business Processes Streamline Health (Nasdaq: STRM) May 2010 Confidential & Proprietary

Disclosure Statements SAFE HARBOR STATEMENT: FORWARD-LOOKING DISCLOSURE This presentation contains "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, based on current management expectations. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and that can cause Streamline Health's actual results to differ. We caution you therefore to not place undue reliance on such statements. Actual results might differ materially from these statements due to a number of risks and uncertainties. Risks that may contribute to the uncertain nature of these statements are described in Streamline Health's periodic filings made with Securities and Exchange Commission. Special attention is directed to the portions of those documents entitled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations." Streamline Health undertakes no obligation to update any forward-looking statements or relevant risks, except as may be required by law.

Introductions Brian Patsy- President and CEO, Founder Jon Phillips- Chairman

Key Investment Highlights Strong industry fundamentals and market growth Solution offerings bridge the technology gap to drive process efficiency Critical to client needs and complementary to existing systems Top tier customer base Financial model based on growing recurring revenue Experienced and dedicated management team

Streamline Health Overview Summary Description Relevant Financials Customer Base Solution Offerings Streamline Health provides technology-based process integration solutions to hospitals and health systems to integrate document-centric activities and workflows with their enterprise systems infrastructure. 2009 FY (ended 1/31/10) Revenue: $18.2 million, 12% year over year growth Operating Income: $1.4 million Net Income: $1.3 million or $0.14 per share Hospital Information Technology Enterprise Document Management Systems Workflow Automation/Process Integration Solutions Over 40 hospital and health system customers in the United States and Canada representing over 300 sites.

Our Mission Streamline document-centric information flows to eliminate business process friction points Integrate business processes across departments, vendors and existing clinical, billing & administrative applications Top Down: Enterprise Connectivity Bottom Up: Departmental Process Improvement Solutions Our Approach Our Vision

Strong Industry Fundamentals and Market Growth Spending growth driven by external mandates and internal efficiency demands ARRA fund potential drawing attention across across the space Healthcare reform will likely spur increased need for IT solutions Near term hype, longer term substance 4% CAGR Source: HIMSS Analytics

Information Evolution Presentation/ Documentation Storage/ Distribution Process/ Workflow Content Paper Digital Paper Intelligent Paper Electronic Information Medium Function Paper Charts, Paper Orders Scanned Paper Interactive, Paper- Based Electronic Documentation, CPOE Information Availability, Recording Retention, Retrieval Interactive, Process Oriented Informational

Electronic Intelligent Paper Digital Paper Paper Presentation/ Documentation Storage/ Distribution Process/ Workflow Content The EMR Gap Medium Function Hospitals Enterprise EMR Vendors

Streamline Footprint Electronic Hospital Information Systems/EMR Enterprise Archiving/ Portal Electronic Workflow Embedded Content Intelligent Paper eForms Electronic Document Management Intelligent Workflow Intelligent Content Digital Paper Electronic Document Management, eForms Electronic Document Management Workflow Automation Electronic Content Paper Paper Document Management Document Archiving Process Management Publication/ Distribution Presentation/ Documentation Storage/ Distribution Process/ Workflow Content Medium Function

Streamline Objective Electronic Hospital Information Systems/EMR Enterprise Archiving/ Portal Electronic Workflow Embedded Content Intelligent Paper eForms Electronic Document Management Intelligent Workflow Intelligent Content Digital Paper Electronic Document Management, eForms Electronic Document Management Workflow Automation Electronic Content Paper Paper Document Management Document Archiving Process Management Publication/ Distribution Presentation/ Documentation Storage/ Distribution Process/ Workflow Content Medium Function

Our Market Opportunity Source: Streamline Analysis, $ in millions EDMS is approximately 35% penetrated for enterprise solutions Streamline currently has less than 3% share of the penetrated EDMS market The hospital workflow market is currently a significant emerging opportunity

Our Capabilities- Extending from the Document E-Forms Automation Create and Digitize Document Management Capture, Store and Retrieve Document Workflow Move OCR Automation Extract Integration and Interoperability Interact Business Process Integration Services Optimize

Our Footprint- Expanding to the Enterprise Department Enterprise Document Management Workflow Solutions HIM Document Management Enterprise Electronic Document Management 2000's Departmental and Specialized Workflows Enterprise Dynamic Workflow Solutions 2010's

Access Anywhere 5.0 New architecture for core product offering Deployed in January 2010 at initial customers Customer upgrades in process Highly flexible, multi-lingual, service-oriented architecture

Streamline Optimization Solutions Developed in partnership with customers Rapid deployment to solve critical business issues Providing entry point for add- on solution sales- workflow and document management

Why We Win Speed to Value Streamline solutions deliver proven ROI to customers Healthcare-Specific Capabilities Exclusive focus on healthcare vertical drives deeper understanding of customer needs Flexible Architecture New product architecture allows for configurable capabilities supporting Enterprise Connectivity and Process Optimization SaaS Offering Pioneer in SaaS capabilities allows for flexibility in product delivery

Top Tier Customers

Our Strategy 19 Sales- Grow direct sales by offering departmental workflow solutions in addition to current EDMS offerings, while continuing to leverage partnerships for broader market reach. Customer Satisfaction- Improve satisfaction of existing customers through evaluation, focused improvements and execution. Technology- Maintain development momentum by completing existing priorities and by proving rapid development capabilities required by departmental workflow strategy. Alternatives- Evaluate inorganic alternatives for accelerated strategic growth.

Financial Update

Streamline Financial Model 59% of Revenue recurring in 2009 Focus on subscription sales to drive increased recurring revenue growth Operating leverage opportunity as sales grow

Revenue Inflection Point ($ in thousands)

Growing Recurring Revenue ($ in thousands)

Sustaining Backlog ($ in thousands)

Adjusted EBITDA Performance ($ in thousands) Adjusted EBITDA is a non-GAAP metric showing operating income plus depreciation, amortization and stock-based compensation

2010 Guidance Revenue: 5 - 10% Growth Increase in Booked Business (subscription and license) 15 - 20% Adjusted EBITDA 5% - 10% Margin

Enhancing Operational Efficiencies Across Healthcare Business Processes Streamline Health (Nasdaq: STRM) May 2010 Confidential & Proprietary